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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) March 20, 2002
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                          STARMED GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

         0-33153                                           52-2220728
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(Commission File Number)                       (IRS Employer Identification No.)

2029 CENTURY PARK EAST, SUITE 1112, LOS ANGELES, CA. 90067
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (310) 226-2555
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ITEM 4.      CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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The Board of Directors of the Company approved the engagement of William D.
Lindberg, CPA ("WL") on March 20, 2002 to serve as the Company's independent public auditor and to conduct the audit of the Company's financial statements for the fiscal years 2000 and 2001. The decision resulted from the fact that the previous auditor, Bharti Sudan, CPA, informed the Company that she was resigning as the Company's auditor for reasons unrelated to the Company.

The audit reports provided by the Company's previous auditor, Bharti Sudan, CPA, for the fiscal years ended 1999 and 2000 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years 1999,and 2000, and during the interim period from January 1, 2002 through the date of termination (March 20, 2002), there have been no past disagreements between the Company and Bharti Sudan, CPA, on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure prior to the engagement of WL.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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              (c)      Exhibits

              16.      Letter from Bharti Sudan to the SEC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     April 17, 2002                     STARMED GROUP, INC.

                                            By: /s/ Herman Rappaport
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                                                    Herman Rappaport
                                                    President

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